INVESCO LIMITED TERM MUNICIPAL INCOME FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-7890
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $  11,530
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class A2                         $     974
           Class C                          $   1,768
           Class Y                          $   7,810
           Class R5                         $     192

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.1057
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class A2                         $  0.1201
           Class C                          $  0.0624
           Class Y                          $  0.1201
           Class R5                         $  0.1228

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            118,019
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class A2                             8,646
           Class C                             35,659
           Class Y                             72,046
           Class R5                             1,717

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $   11.59
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A2                         $   11.60
           Class C                          $   11.58
           Class Y                          $   11.58
           Class R5                         $   11.59

INVESCO TAX-EXEMPT CASH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-7890
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                               $     2
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                               $     1
           Investor Class                        $    --

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                               $0.0000
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                               $0.0000
           Investor Class                        $0.0000

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                32,366
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class Y                                12,234
           Investor Class                          7,172

74V.   1   Net asset value per share (to nearest cent)
           Class A                               $  1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class Y                               $  1.00
           Investor Class                        $  1.00

INVESCO HIGH YIELD MUNICIPAL FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-7890
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $119,733
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $  1,379
           Class C                           $ 24,666
           Class Y                           $ 44,863
           Class R5                          $     49

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $ 0.2490
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $ 0.2501
           Class C                           $ 0.2103
           Class Y                           $ 0.2624
           Class R5                          $ 0.2603

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            483,579
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                              4,966
           Class C                            117,170
           Class Y                            189,019
           Class R5                                58

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $  10.49
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $  10.54
           Class C                           $  10.46
           Class Y                           $  10.51
           Class R5                          $  10.48

INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-7890
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $   8,377
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                          $      52
           Class C                          $   1,967
           Class Y                          $   3,152

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.1410
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                          $  0.1435
           Class C                          $  0.0979
           Class Y                          $  0.1550

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             63,036
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                319
           Class C                             22,684
           Class Y                             22,952

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $   11.50
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                          $   11.73
           Class C                          $   11.47
           Class Y                          $   11.49

INVESCO MUNICIPAL INCOME FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-7890
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                              $  38,074
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                              $     151
           Class C                              $   3,314
           Class Y                              $  10,550
           Investor Class                       $   2,424

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                              $  0.2800
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                              $  0.2279
           Class C                              $  0.2273
           Class Y                              $  0.2974
           Investor Class                       $  0.2880

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                145,610
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                    620
           Class C                                 19,065
           Class Y                                 39,582
           Investor Class                           8,482

74V.   1   Net asset value per share (to nearest cent)
           Class A                              $   13.97
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                              $   13.94
           Class C                              $   13.91
           Class Y                              $   13.97
           Investor Class                       $   13.98

INVESCO NEW YORK TAX FREE INCOME FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2016
FILE NUMBER :       811-7890
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                          $   2,201
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                          $      26
           Class C                          $     353
           Class Y                          $     300

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                          $  0.2656
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                          $  0.2661
           Class C                          $  0.2048
           Class Y                          $  0.2854

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              8,494
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                 88
           Class C                              1,842
           Class Y                              1,185

74V.   1   Net asset value per share (to nearest cent)
           Class A                          $   16.32
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                          $   16.35
           Class C                          $   16.30
           Class Y                          $   16.30